UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2005

INFINITY, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-17204	84-1070066
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1401 W. Main Street, Suite C
Chanute, Kansas	66720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (620) 431-6200

Item 2.02. Results of Operations and Financial Conditions.

     On March 30, 2005, Infinity issued a press release announcing its financial results for the full year and quarter ended December 31, 2004 and providing an update of its operations. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Current Report on Form 8-K pertaining to Infinity’s financial results, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit 99.1 Press Release, dated March 30, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2005
Infinity, Inc.
	By:	/s/ James A. Tuell
James A. Tuell
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 30, 2005

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